Exhibit 99.2
1 First Quarter 2023 Earnings Conference Call First Quarter 2023 Earnings Conference Call May 4, 2023

2 First Quarter 2023 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of May 4, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 First Quarter 2023 Earnings Conference Call Opening Remarks • Despite being down from the extraordinary pandemic driven demand level over the last two years, Matson’s Ocean Transportation and Logistics business segments performed well in a challenging business environment • Ocean Transportation 1Q23: – Our China service generated lower year-over-year volume and freight rates, which were the primary contributors to the decline in our consolidated operating income – Lower year-over-year volumes in Hawaii, Alaska and Guam compared to year ago period • Logistics 1Q23: – Lower YoY operating income primarily due to lower contributions from supply chain management and transportation brokerage

4 First Quarter 2023 Earnings Conference Call Hawaii Service First Quarter 2023 Performance • Container volume decreased 0.8% YoY – Lower eastbound volume – Muted growth in westbound volume – 1Q23 volume 0.9% higher than volume achieved in 1Q19 Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (0.8)%

5 First Quarter 2023 Earnings Conference Call Hawaii Service – Current Business Trends UHERO Projections (2) (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2023-03-state.xls (2) Source: https://uhero.hawaii.edu/wp-content/uploads/2023/03/23Q1_Forecast.pdf 2021 2022 2023P 2024P Real GDP 6.3% 2.5% 1.7% 1.3% Construction Jobs Growth 0.7% 0.4% 3.9% 1.4% Population Growth (0.3)% (0.5)% (0.1)% 0.0% Unemployment Rate 6.0% 3.5% 4.1% 4.2% Visitor Arrivals (‘000s) % change 6,777.0 150.2% 9,247.8 36.5% 9,863.2 6.7% 9,721.1 (1.4)% 0 100 200 300 400 500 600 700 800 900 1,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 Unemployment Rate Visitor Arrivals (‘000s) Unemployment Rate and Visitor Arrivals by Air Unemployment Rate (not seasonally adjusted) (1) Visitor Arrivals by Air (1) Select Hawaii Economic Indicators • Expect economic growth in near-term supported by: – Continued strength in tourism – Low unemployment rate • In near-term, we expect muted freight demand • Economic growth trajectory is uncertain given negative trends as a result of higher inflation and higher interest rates Commentary

6 First Quarter 2023 Earnings Conference Call China Service First Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume decreased 35.4% YoY – No CCX service in 1Q23 • CCX service discontinued in 3Q22 • Nearly two-thirds of YoY volume decline related to CCX in 1Q22 – Lower demand for our CLX and CLX+ services • Lower average freight rates YoY, but higher than in 1Q19 (35.4)%

7 First Quarter 2023 Earnings Conference Call China Service – Current Business Trends • In 1Q23, retail customers continued to conservatively manage inventories amid weakening consumer demand, increasing interest rates and economic uncertainty • Currently in the Transpacific marketplace, business conditions are mixed with general improvement in tradelane capacity and some improvement in retailer inventories, but we continue to see conservative management of inventories by retail customers in light of economic uncertainty – As such, we expect our CLX and CLX+ services in 2Q23 to reflect freight demand levels below normalized conditions with lower YoY volumes and rates – Absent an economic “hard landing” in the U.S., we continue to expect improved trade dynamics in 2H23 as the Transpacific marketplace transitions to a more normalized level of demand • Regardless of the economic environment, we expect to continue to earn a significant rate premium to the SCFI reflecting our fast and reliable ocean services and unmatched destination services

Evolution of Our Transpacific Expedited Services Through and Beyond Pandemic

Year	Events
2020	• **May:** introduced CLX+ vessel charters to supplement CLX given high demand during early pandemic period • **September:** introduced Alaska-Asia Express service (AAX) as CLX+ backhaul route; and made judgment that on-going market demand would support a permanent CLX+ service
2021	• **June:** introduced China-Auckland Express (CAX) to address high level of demand • **July:** introduced China-California Express (CCX), using reserve Jones Act vessels, due to high level of demand as a result of port congestion issues in Southern California
2022	• **September:** ended CCX service, as expected, as West Coast port congestion significantly improved; CCX service delivered ~22k and ~16k containers in 2022 and 2021, respectively
2023 & Beyond	• **February:** Paused CAX service due to lower demand • **CLX+:** 5 chartered vessels in permanent service • **CLX:** 3 vessels scheduled for LNG equipment installation extended dry-dockings (*Daniel K. Inouye* Jan-June 2023; *Manukai* June 2023 – June 2024; *Kaimana Hila* June-Dec 2024) – Kanaloa Class vessels to enter service in 2Q23 to cover dry-docking vessels and add capacity • **Volumes**: Expect annual run rate for CLX and CLX+ services to be ~60-65k containers each until new Aloha Class vessels are in service – New Aloha Class vessels expected to add ~500 containers of capacity per vessel per voyage to CLX when vessels are in service in 2026 and 2027

8 | First Quarter 2023 Earnings Conference Call

Matson

9 First Quarter 2023 Earnings Conference Call Guam Service First Quarter 2023 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 • Container volume decreased 10.9% YoY primarily due to lower retail-related demand – 1Q23 volume 3.9% lower than volume achieved in 1Q19 (10.9)% • In near-term, expect muted freight demand despite continued improvement in economy with increasing tourism and a low unemployment rate • Economic growth trajectory is uncertain given negative trends as a result of higher inflation and higher interest rates Current Business Trends

10 First Quarter 2023 Earnings Conference Call Alaska Service First Quarter 2023 Performance • Container volume decreased 4.8% YoY – Lower export seafood volume from AAX primarily due to 3 less sailings – Lower southbound volume primarily due to lower domestic seafood and household goods volume – Higher northbound volume primarily due to 2 additional sailings • 1Q23 volume 20.7% higher than volume achieved in 1Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (4.8)% Current Business Trends • In the near-term, expect continued economic growth in the State – Continued jobs growth – Increased energy-related exploration and production • However, economic growth trajectory is uncertain given negative trends as a result of higher inflation and higher interest rates

11 First Quarter 2023 Earnings Conference Call SSAT Joint Venture First Quarter 2023 Performance Equity in Income of Joint Venture ($ 5.0) $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 $ 30.0 $ 35.0 $ 40.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Terminal joint venture contribution was $(1.8) million; YoY decrease of $35.8 million – Primarily due to lower other terminal revenue and lower lift volume Current Business Trends • Expect 2Q23 lift volume to reflect challenging environment in Transpacific tradelane and lower YoY other terminal revenue • Absent an economic “hard landing,” expect to trend to pre-pandemic profitability levels in 2H23

12 First Quarter 2023 Earnings Conference Call Matson Logistics First Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Operating income of $10.9 million; YoY decrease of approximately $5.5 million – Lower contribution from supply chain management consistent with lower demand in Transpacific tradelane – Lower contribution from transportation brokerage Current Business Trends • Expect continued growth in Alaska to be supportive of freight forwarding demand • Expect supply chain management to track the China service – challenging 2Q23 • Expect near-term challenges for transportation brokerage with lower freight demand driven primarily by retail customers continuing to manage down inventories, excess capacity and declining accessorial fees

13 First Quarter 2023 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. First Quarter Quarters Ended 3/31 D ($ in millions, except per share data) 2023 2022 $ Revenue Ocean Transportation $ 551.0 $ 943.9 ($ 392.9) Logistics 153.8 221.6 (67.8) Total Revenue $ 704.8 $ 1,165.5 ($ 460.7) Operating Income Ocean Transportation $ 27.8 $ 416.2 ($ 388.4) Logistics 10.9 16.4 (5.5) Total Operating Income $ 38.7 $ 432.6 ($ 393.9) Interest income 8.2 — Interest expense (4.5) (4.8) Other income (expense), net 1.8 2.0 Income taxes (10.2) (90.6) Net Income $ 34.0 $ 339.2 ($ 305.2) GAAP EPS, diluted $ 0.94 $ 8.23 ($ 7.29) $ 41.2 $ 41.8 ($ 0.6) EBITDA $ 81.7 $ 476.4 ($ 394.7) Depreciation and Amortization (incl. dry-dock amortization)

14 First Quarter 2023 Earnings Conference Call Cash Generation and Uses of Cash ($ 400.0) ($ 200.0) $ 0.0 $ 200.0 $ 400.0 $ 600.0 $ 800.0 $ 1,000.0 $ 1,200.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex New Vessel Capex (1) Capital Construction Fund (2) Dividends Share Repurchase (3) Other Cash Flows Net Change in Cash $ in millions Last Twelve Months Ended March 31, 2023 $ 1,094.7 ($ 137.9) ($ 145.0) ($ 623.7) ($ 27.4) ($ 366.6) ($ 53.4) ($ 305.7) (1) Includes capitalized interest and owner’s items. (2) Includes cash deposits into Capital Construction Fund (CCF) and interest income on cash deposits in CCF, net of withdrawals for milestone payments. (3) Includes taxes. ($ 46.4)

15 First Quarter 2023 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $476.7 million(1) – All outstanding debt is fixed rate – Average interest rate of 2.04% • In January 2023, prepaid $14.3 million for all outstanding principal on Maunawili Title XI • In March 2023, prepaid $12.1 million for all outstanding principal on Manukai Title XI See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. Debt Levels Share Repurchase • 1Q23: ~0.7 million shares repurchased for total cost of $42.1 million • In April, Board approved adding 3 million shares to existing program and extended program end date to 12/31/25 ($ in millions) ASSETS Cash and cash equivalents $ 88.5 $ 249.8 Other current assets 478.2 509.8 Total current assets 566.7 759.6 Investment in SSAT 81.5 81.2 Property and equipment, net 1,967.1 1,962.5 Intangible assets, net 188.1 174.9 Capital Construction Fund (CCF) 623.7 518.2 Goodwill 327.8 327.8 Other long-term assets 472.4 505.8 Total assets $ 4,227.3 $ 4,330.0 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 46.3 $ 76.9 Other current liabilities 489.5 504.7 Total current liabilities 535.8 581.6 Long-term debt, net of deferred loan fees 417.9 427.7 Other long-term liabilities 1,003.3 1,023.8 Total long-term liabilities 1,421.2 1,451.5 Total shareholders’ equity 2,270.3 2,296.9 Total liabilities and shareholders’ equity $ 4,227.3 $ 4,330.0 March 31, December 31, 2023 2022

16 First Quarter 2023 Earnings Conference Call Capital Construction Fund (CCF) • In February 2023, deposited $100 million in cash into CCF and pledged accounts receivable to reduce taxable income in 2022 • Currently, don’t expect to make additional cash contributions to the CCF for milestone payments until 2026 • CCF cash balance on 3/31/23 of $623.7 million – Nearly two-thirds of remaining milestone payments to be funded with restricted cash in CCF (1) – CCF restricted cash currently held in U.S. Treasury obligations fund with daily liquidity; securities held within the fund had a wtd. average life of 35 days • Continue to expect a tax refund of ~$119 million for cash deposited into the CCF for 2021 taxes – Expect the refund to be used for general corporate purposes and to be included in cash and cash equivalents on balance sheet • Next milestone payment to be made from CCF this quarter of ~$50 million (1) Based on remaining milestone payments on May 4, 2023 of ~$949 million. Excludes any interest income on cash deposits that may be earned in future years.

17 First Quarter 2023 Earnings Conference Call Closing Thoughts • We expect the consolidated operating income in 2Q23 to be higher than 1Q23 – Normal seasonality returns to our domestic tradelanes and Logistics – Expect our China service to experience freight demand below normalized conditions • In the near-term, we expect: – Continued economic growth in Alaska to be supportive of improved freight demand; muted freight demand in Hawaii and Guam • Recognize uncertainty in macroeconomic environment – Within Transpacific, expect improved trade dynamics in 2H23 as the market transitions to a more normalized level of demand • Feel good about our market positioning in Ocean Transportation and Logistics – Leverage Matson brand for growth opportunities

18 First Quarter 2023 Earnings Conference Call Appendix

19 First Quarter 2023 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).